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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):      April 14, 2003




                                   LIBBEY INC.
             (Exact name of registrant as specified in its charter)


       Delaware                         1-12084                 34-1559357
(State of incorporation)       (Commission File Number)       (IRS Employer
                                                           identification No.)

     300 Madison Avenue
        Toledo, Ohio                                              43604
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (419) 325-2100







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ITEM 5.  OTHER EVENTS

         On April 14, 2003 Libbey Inc. (the "Company") through a press release announced updated earnings expectations for the first quarter of 2003 and issuance of privately placed senior notes. The Company's press release is attached on Exhibit 99 hereto.

         .



         (c)      EXHIBITS

         Exhibit
            No.                        Description
         --------                      -----------
            99             Text of press release dated April 14, 2003.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               LIBBEY INC.
                               Registrant

Date:    April 14, 2003        By:      /s/ Kenneth G. Wilkes
     ------------------------     -----------------------------------------
                                        Kenneth G. Wilkes
                                        Vice President, Chief Financial Officer
                                        and Head, International Operations
                                        (Principal Accounting Officer)








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                                  EXHIBIT INDEX
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
         Exhibit No.                                    Description                                   Page No.
         -----------                                    -----------                                   --------

              99                Text of press release dated April 14, 2003                              E-1
